UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2026

Commission	Registrant;				I.R.S. Employer
File Number	Address and Telephone Number			State of Incorporation	Identification No.

333-298694	FirstEnergy Pennsylvania Electric Company			Pennsylvania	92-3343862
	800 Cabin Hill Drive
	Greensburg	PA	15601
	Telephone	(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 17, 2026, FirstEnergy Pennsylvania Electric Company (the “Company” or “FE PA”) issued a news release announcing an offer to exchange up to (i) $300 million aggregate principal amount of its outstanding unregistered 4.150% Senior Notes due 2028 and (ii) $550 million aggregate principal amount of its outstanding unregistered 4.550% Senior Notes due 2031 for a like principal amount of each of the Company’s (i) 4.150% Senior Notes due 2028 and (ii) 4.550% Senior Notes due 2031, in each case registered under the Securities Act of 1933, as amended.

A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Discussion of Forward-Looking Statements About FE PA

Statements in this document and the attached news release regarding FE PA that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity, and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, FE PA undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see FE PA’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Cautionary Note Regarding Forward-Looking Statements set forth in these filings and any updates to such risk factors and Cautionary Note Regarding Forward-Looking Statements contained in any subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	FirstEnergy Pennsylvania Electric Company news release dated September 17, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2026

FIRSTENERGY PENNSYLVANIA ELECTRIC COMPANY
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski
Vice President and Controller